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                                 AMENDMENT NO. 2 TO
                              VINEYARD DEVELOPMENT AND
                                MANAGEMENT AGREEMENT


     THIS AMENDMENT NO. 2 TO VINEYARD DEVELOPMENT AND MANAGEMENT AGREEMENT (this "Amendment") is made and entered into as of the 7th day of May 1998, by and between SCHEID VINEYARDS CALIFORNIA INC., a California corporation and formerly named Scheid Vineyards and Management Co. ("Scheid"), and IDV NORTH AMERICA, INC., a Connecticut corporation and formerly named Heublein, Inc. ("Heublein"). This Amendment is being entered into for the purpose of amending that certain Vineyard Development and Management Agreement between the parties, dated as of December 1, 1995, as previously amended by that certain Amendment No. 1 to Vineyard Development and Management Agreement between the parties, dated as of March 28, 1997 (collectively, the "Management Agreement"). All capitalized terms used herein without separate definition shall have the same meaning as used in the Management Agreement.

                                    WITNESSETH:

     WHEREAS, clause (vii) of Section 10.3 of the Management Agreement provides that Heublein may terminate the Management Agreement if Alfred G. Scheid and members of his family fail to beneficially own, directly or indirectly, at least 51% of the capital stock of Scheid;

     WHEREAS, at the time the Management Agreement was entered into, Scheid was a privately held company with a single class of capital stock all outstanding shares of which were owned by Alfred G. Scheid;

     WHEREAS, in July 1997, in connection with the initial public offering of Scheid Vineyards Inc., a Delaware corporation ("SVI"), (i) Scheid became a wholly owned direct subsidiary of SVI, (ii) SVI created a dual class capital structure comprised of Class A Common Stock and Class B Common Stock, with the Class B Common Stock possessing greater voting rights than the Class A Common Stock, (iii) all of the outstanding shares of Class B Common Stock of SVI were issued to and are owned beneficially and of record by Alfred G. Scheid, members of his family, Kurt Gollnick (an officer of each of SVI and Scheid) and members of his family, and (iv) shares of Class A Common Stock were issued to purchasers in the offering;

     WHEREAS, each share of Class A Common Stock of SVI is entitled to one vote and each share of Class B Common Stock of SVI is entitled to five votes on all matters submitted to a vote of the stockholders of SVI; and except for matters where applicable law requires the approval of one or both classes of the Common Stock of SVI voting as a separate class and except as described below in connection with the election of directors, the Class A Common Stock and the Class B Common Stock vote together as a single class on all matters presented for a vote of the stockholders of SVI;


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     WHEREAS, the holders of the Class A Common Stock, voting as a separate class, are entitled to elect 25% of the authorized number of directors of SVI rounded up to the nearest whole number, and the holders of the Class B Common Stock, voting as a separate class, are entitled to elect the remaining directors of SVI; and

     WHEREAS, due to the proposed changes in the ownership of SVI, and indirectly in Scheid, described in excerpts from SVI's preliminary prospectus dated April 27, 1998 that were delivered to Heublein on or about May 6, 1998 (the "Preliminary Prospectus Excerpts"), the parties desire to amend clause
(vii) of Section 10.3 of the Management Agreement.

     NOW, THEREFORE, in consideration of the payment of $10.00 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.   AMENDMENT OF CLAUSE (vii) OF SECTION 10.3.  Clause (vii) of Section
10.3 of the Management Agreement is hereby amended to read in its entirety as follows; provided, that such amendment shall be effective only in the event that the public offering of shares of Class A Common Stock of SVI by Alfred
G. Scheid (and certain other selling stockholders in the event of an exercise of the underwriters' overallotment option) is consummated substantially in the manner described in the Preliminary Prospectus Excerpts:

          "(vii) if Heublein is the Terminating Party, (A) Alfred G. Scheid and the members of his family and Kurt J. Gollnick and the members of his family, collectively, shall fail to beneficially own, directly or indirectly, shares of the capital stock of SVI that both (1) represent a majority of the combined voting power of the outstanding shares of all classes of Common Stock of SVI, when voting together as a single class, and (2) have the power to elect a majority of the total authorized number of directors of SVI, or (B) SVI shall fail to beneficially own, directly or indirectly, shares of the capital stock of Scheid representing at least 80% of the voting power of Scheid in the election of directors; Scheid shall give prompt written notice to Heublein of any such failure; or".

     2. DIAGEO AND UDV AS AFFILIATES OF HEUBLEIN. Scheid acknowledges and agrees that Diageo plc and United Distillers and Vintners plc are "Affiliates" of Grand Metropolitan plc for purposes of clause (viii) of
Section 10.3 of the Management Agreement.

     3. LEGAL FEES. Scheid agrees to reimburse Heublein for its reasonable attorneys' fees and costs incurred in connection with the negotiation and execution of this Amendment and the confirmation by Heublein described in
Section 5 below, up to an amount not to exceed $1,500.

     4. REPRESENTATION BY SCHEID. Scheid represents and warrants to Heublein that since the time that the Management Agreement was entered into, there has been no material adverse change in the financial condition, operations or assets of Scheid.


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     5.   HEUBLEIN CONSENT TO BANK WAIVER.  Scheid has requested Bank of
America National Trust and Savings Association ("Bank") to grant a waiver of default substantially in the form of EXHIBIT A attached to this Amendment in connection with a loan related to the vineyard that is the subject of the Management Agreement. Bank has advised Scheid that it desires to obtain confirmation from Heublein that the grant of such a waiver by Bank will not adversely affect any current obligation of Heublein to Scheid and/or Bank related to such loan. Heublein hereby agrees to provide such confirmation to Bank in such form as shall be reasonably acceptable to Heublein; provided, however, that such confirmation shall not subject Heublein to any increased obligation to Scheid or Bank.

     6. FULL FORCE AND EFFECT. Except as amended hereby, the Management Agreement remains in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                        SCHEID VINEYARDS CALIFORNIA INC.



                                        By:  /s/ HEIDI M. SCHEID
                                           ---------------------------------
                                             Signature


                                             Vice President Finance
                                           ---------------------------------
                                             Name and Title


                                        IDV NORTH AMERICA, INC.


                                        By:  /s/ MARK A. SCHLOSSBERG
                                           ---------------------------------
                                             Signature


                                             Vice President, Assistant Secretary
                                             and Assistant General Counsel
                                           ---------------------------------
                                             Name and Title


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                                                                      EXHIBIT A

                                        WAIVER

     SCHEID VINEYARDS CALIFORNIA INC., a California corporation and formerly named Scheid Vineyards and Management Co. (the "Borrower"), has requested BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION (the "Bank") to waive any default that may occur under Section 9.7 of that certain Business Loan Agreement, dated as of March 28, 1997, between the Borrower and the Bank (the "Loan Agreement") as a result of the public offering described herein, and the Bank is willing to grant such waiver as specified herein. All capitalized terms used herein without separate definition have the same meaning as used in the Loan Agreement.

DISCLOSURES BY THE BORROWER

     The Borrower has notified the Bank of the following:

     Section 9.7 of the Loan Agreement provides that it shall be an event of default if a direct or indirect change in the Borrower's capital ownership in excess of 10% shall occur.

      The Borrower is a wholly owned subsidiary of Scheid Vineyards Inc., a Delaware corporation ("SVI").

      Certain principal stockholders of SVI propose to sell between 1,000,000 and 1,150,000 shares of Class A Common Stock of SVI in an underwritten public offering, as described in SVI's Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on April 27, 1998 (the "Offering"). The maximum number of shares proposed to be sold represents 17.2% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock of SVI. It is anticipated that the shares sold in the Offering will be widely distributed and not concentrated in the hands of any buyer or buyers.

      As a result of the Offering, the stockholdings of the management personnel of SVI and their family members (the "Control Group") will decrease from 65.3% to between 48.1% to 50.4% of the aggregate number of outstanding shares of Class A Common Stock and Class B Common Stock of SVI.

     SVI has a dual class capital structure consisting of Class A Common Stock and Class B Common Stock. Generally, except for the election of directors, the Class A Common Stock and the Class B Common Stock vote together as a single Class on all matters presented for a vote of the stockholders, with each share of Class A Common Stock entitled to one vote and each share of Class B Common Stock entitled to five votes. The holders of the Class B Common Stock, voting as a separate class, are entitled to elect a majority of the Board of Directors of SVI, and the holders of the Class A Common Stock, voting as a separate class, are entitled to elect a minority of the Board of Directors of SVI.

     Immediately following the Offering, the Control Group will retain effective control of SVI and the Borrower, and will continue to direct the business, management and policies of

SVI and the Borrower, through (i) holding from 74.6% up to 83.5% of the combined voting power of the outstanding Class A and Class B Common Stock of SVI and (ii) the ability to elect a majority of the Board of Directors of SVI as a result of their holdings of shares of Class B Common Stock of SVI.

WAIVER

     Based on the disclosures made by the Borrower as described above, the Bank hereby waives any default that may occur under Section 9.7 of the Loan Agreement as a result of any change in ownership of the capital stock of SVI that may result from the proposed sales of shares of Class A Common Stock of SVI in the Offering.

     This Waiver shall be effective as of the 7th day of May 1998.


                                             BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION


                                             By:
                                                 -----------------------------
                                                 Signature


                                                 -----------------------------
                                                 Name and Title


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